Supplemental Operating and Financial Data for the three months and nine months ended September 30, 2014

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 2 Table of Contents Page Company Overview 3 Financial and Portfolio Overview 4 Financial Summary Consolidated Balance Sheets 5 Consolidated Statements of Operations 6 Reconciliation of Non-GAAP Measures 7 Debt Summary 8 Portfolio Summary Property Summary 9 Top Ten Tenants by Annualized Base Rent 10 Leasing Summary 10 Definitions 11 Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of1933 and Section 21E of the Securities Act of 1934 that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust's failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust 's inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust's failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust's future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview

Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. ("Wheeler" or the "Company") specializes in owning, acquiring, financing, developing, renovating, leasing and managing income producing assets, such as community centers, neighborhood centers, strip centers and free-standing retail properties. Wheeler's portfolio contains strategically selected properties, primarily leased by nationally and regionally recognized retailers of consumer goods and located in the Northeastern, Mid-Atlantic, Southeast and Southwest regions of the United States. Wheeler's common stock, Series B Convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols "WHLR", "WHLRP" and "WHLRW", respectively.

Corporate Headquarters

Wheeler Real Estate Investment Trust Inc.
Riversedge North
2529 Virginia Beach Boulevard
Virginia Beach, VA 23452
Phone: (757) 627-9088
Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executive Management

Jon S. Wheeler - Chairman & CEO
Steven M. Belote - CFO
Robin A. Hanisch – Corporate Secretary

Board of Directors

Jon S. Wheeler, Chairman
Christopher J. Ettel
Warren D. Harris
David Kelly
William W. King
Carl B. McGowan, Jr.
Ann L. McKinney
Jeffrey M. Zwerdling

Investor Relations Contact

The Equity Group Inc.
800 Third Avenue, 36th Floor
New York, NY 10022
Adam Prior, Senior Vice President
Phone: (212) 836-9606, aprior@equityny.com
Terry Downs, Associate
Phone: (212) 836-9615, tdowns@equityny.com

Transfer Agent and Registrar

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 3

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 4 Financial and Portfolio Overview For the Three Months Ended September 30, 2014 Financial Results Net loss attributable to Wheeler REIT common shareholders ($4,602,531) Net loss per basic and diluted share ($0.62) Funds from operations (FFO) available to common shareholders and common unitholders ($2,884,571) FFO per common share and common unit ($0.19) Core FFO ($1,150,215) Core FFO per common share and common unit ($0.12) Assets Investment Properties, net $137,541,065 Total Assets $188,263,396 Debt to Total Assets 68.9% Market Capitalization Common shares outstanding 7,439,531 Common units outstanding 2,058,658 Total common shares and common units 9,498,189 Range of closing prices for the third quarter 2014 $4.47-$5.10 Closing price at second quarter end $4.56 Total number of preferred shares (Series A and B) 1,650,709 Total debt $129,792,557 Market capitalization (as of September 30, 2014 closing stock price) $33,924,261 Portfolio Summary Total Gross Leasable Area (GLA) 1,755,845 Occupancy Rate 95.2% Annualized Base Rent $15,803,872 Total number of leases signed or renewed during the third quarter of 2014 11 Total sq. ft. leases signed or renewed during the third quarter of 2014 47,264

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 5 Wheeler Real Estate Investment Trust, Inc. and Subsidiaries Condensed Consolidated Balance Sheets September 30, 2014 December 31, 2013 (unaudited) ASSETS: Investment properties, net $ 137,541,065 $ 101,772,335 Cash and cash equivalents 19,863,214 1,155,083 Rents and other tenant receivables, net 1,801,542 1,594,864 Deferred costs and other assets, net 29,057,575 20,847,984 Total Assets $ 188,263,396 $ 125,370,266 LIABILITIES: Loans payable $ 129,792,557 $ 94,562,503 Below market lease intangible, net 323,538 2,674,566 Accounts payable, accrued expenses and other liabilities 5,316,268 2,526,388 Total Liabilities 135,432,363 99,763,457 Commitments and contingencies — — EQUITY: Series A preferred stock (no par value, 4,500 shares authorized, 1,809 and no shares issued and outstanding, respectively) 1,458,050 1,458,050 Series B preferred stock (no par value, 1,000,000 shares authorized, 1,648,900 and no shares issued and outstanding, respectively) 37,427,213 — Common stock ($0.01 par value, 75,000,000 shares authorized, 7,439,531 and 7,121,000 shares issued and outstanding, respectively) 74,396 71,210 Additional paid-in capital 28,058,066 28,169,693 Accumulated deficit (21,657,039) (11,298,253) Total Shareholders’ Equity 45,360,686 18,400,700 Noncontrolling interests 7,470,347 7,206,109 Total Equity 52,831,033 25,606,809 Total Liabilities and Equity $ 188,263,396 $ 125,370,266

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 6 Wheeler Real Estate Investment Trust, Inc. and Subsidiaries Condensed Consolidated Statements of Operations (unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2014 2013 2014 2013 REVENUE: Rental revenues $ 3,448,406 $ 1,806,118 $ 9,396,506 $ 4,624,612 Other revenues 719,424 170,334 2,069,170 598,736 Total Revenue 4,167,830 1,976,452 11,465,676 5,223,348 OPERATING EXPENSES: Property operations 1,155,666 383,276 2,987,885 968,846 Depreciation and amortization 2,205,244 872,213 5,726,790 2,204,899 Provision for credit losses 46,774 32,017 18,742 69,920 Corporate general & administrative 3,041,064 2,609,726 5,258,931 4,766,293 Total Operating Expenses 6,448,748 3,897,232 13,992,348 8,009,958 Operating Loss (2,280,918) (1,920,780) (2,526,672) (2,786,610) Interest expense (1,720,835) (592,231) (4,626,410) (1,587,946) Net Loss (4,001,753) (2,513,011) (7,153,082) (4,374,556) Less: Net loss attributable to noncontrolling interests (487,284) (793,360) (655,987) (950,264) Net Loss Attributable to Wheeler REIT (3,514,469) (1,719,651) (6,497,095) (3,424,292) Preferred stock dividends (1,088,062) (79,049) (1,552,320) (101,549) Net Loss Attributable to Wheeler REIT Common Shareholders $ (4,602,531) $ (1,798,700) $ (8,049,415) $ (3,525,841) Loss per share: Basic and Diluted $ (0.62) $ (0.38) $ (1.10) $ (0.93) Weighted-average number of shares: Basic and Diluted 7,430,413 4,715,382 7,316,147 3,777,974

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures

	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
Total FFO	$ (1,796,509)	$ (1,640,798)	$ (1,426,292)	$ (2,169,657)
Preferred stock dividends	(1,088,062)	(79,049)	(1,552,320)	(101,549)
Total FFO available to common shareholders and common unitholders	(2,884,571)	(1,719,847)	(2,978,612)	(2,271,206)
Legal and accounting costs for acquisitions	1,505,000	1,328,000	1,905,000	2,041,000
Share-based compensation	45,000	-	190,000	-
Harp's and Perimeter accruals	-	856,000	-	1,123,000
Other noncash adjustments	184,356	115,711	413,200	(320,540)
Total Core FFO	$ (1,150,215)	$ 115,711	$ (470,412)	$ 572,254
Weighted Average Common Shares	7,430,413	4,715,382	7,316,147	3,777,974
Weighted Average Common Units	2,029,768	1,858,068	1,967,428	1,858,068
Total Common Shares and Units	9,460,181	6,573,450	9,283,575	5,636,042
FFO per Common Share and Common Unit	$ (0.19)	$ (0.25)	$ (0.15)	$ (0.38)
Core FFO per Common Share and Common Unit	$ (0.12)	$ 0.02	$ (0.05)	$ 0.10

Property Net Operating Income	Three Months Ended September 30, 2014	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
Property Revenues	$ 4,167,830	$ 1,976,452	$ 11,465,676	$ 5,223,348
Property Expenses	1,155,666	383,276	2,987,885	968,846
Property Net Operating Income	3,012,164	1,593,176	8,477,791	4,254,502
Depreciation and amortization	2,205,244	872,213	5,726,790	2,204,899
Provision for credit losses	46,774	32,017	18,742	69,920
Corporate general & administrative	3,041,064	2,609,726	5,258,931	4,766,293
Total Other Operating Expenses	5,293,082	3,513,956	11,004,463	7,041,112
Interest Expense	1,720,835	592,231	4,626,410	1,587,946
Net Loss	$ (4,001,753)	$ (2,513,011)	$ (7,153,082)	$ (4,374,556)

EBITDA		Three Months Ended September 30, 2014	Three Months Ended September 30, 2013	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013
Net Loss		$ (4,001,753)	$ (2,513,011)	$ (7,153,082)	$ (4,374,556)
Add back:	Depreciation and amortization	2,205,244	872,213	5,726,790	2,204,899
	Interest Expense	1,720,835	592,231	4,626,410	1,587,946
EBITDA		$ (75,674)	$ (1,048,567)	$ 3,200,118	$ (581,711)

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 7

Debt Summary

(as of September 30, 2014)

Loans Payable: $129.8 million
Weighted Average Interest Rate: 5.18%
Total Debt to Total Assets: 68.9%

Maturities by Year*		Amount	% Total Maturities
2015	$	7,558,004	5.82%
2016		29,327,104	22.60%
2017		5,312,947	4.09%
2018		12,486,112	9.62%
2019		8,882,096	6.84%
Thereafter		66,226,294	51.03%
Total principal maturities	$	129,792,557	100.00%

*Twelve months ended September 30

Property/Description	Monthly Payment	Interest Rate	Maturity	September 30, 2014 (unaudited)	December 31, 2013
Shoppes at Eagle Harbor	$ 24,692	4.34%	March 2018	$ 3,806,965	$ 3,905,321
Lumber River Plaza	$ 18,414	5.65%	May 2015	2,915,044	2,973,987
Monarch Bank Building	$ 9,473	4.15%	December 2017	1,444,275	1,483,230
Perimeter Square	$ 28,089	6.38%	June 2016	4,325,681	4,417,812
Riversedge North	$ 13,556	6.00%	January 2019	1,018,865	2,061,790
Walnut Hill Plaza	$ 24,273	5.50%	July 2017	3,649,148	-
Harps at Harbor Point	$ 18,122	3.99%	December 2015	3,272,979	3,335,628
Twin City Commons	$ 17,827	4.86%	January 2023	3,292,179	3,330,108
Shoppes at TJ Maxx	$ 33,880	3.88%	May 2020	6,289,116	6,409,077
Bixby Commons	Interest only	2.77%	June 2018	6,700,000	6,700,000
Bank Line of Credit	Interest only	4.25%	September 2015	2,074,432	-
Forrest Gallery	$ 50,973	5.40%	September 2023	9,075,000	9,075,000
Jenks Reasors	Interest only	4.25%	September 2016	8,550,000	8,550,000
Tampa Festival	$ 50,797	5.56%	September 2023	8,776,046	8,859,888
Starbucks/Verizon	$ 4,383	5.00%	July 2019	656,911	-
Winslow Plaza	Interest only	5.22%	December 2015	5,000,000	5,000,000
Cypress Shopping Center	Interest only	4.70%	July 2024	6,625,000	-
Harrodsburg Marketplace	Interest only	4.55%	September 2024	3,750,000	-
Port Crossing	$ 34,788	4.84%	August 2024	6,592,720	-
LaGrange Marketplace	Interest only	5.00%	February 2020	2,477,555	-
Freeway Junction	Interest only	4.60%	October 2024	8,150,000	-
DF I-Courtland	$ 1,411	6.50%	January 2019	118,032	-
DF I-Edenton	$ 83,333	3.75%	September 2016	2,150,000	-
DF I-Moyock	$ 10,665	5.00%	July 2019	547,609	-
Graystone Crossing	$ 20,386	4.55%	September 2024	4,000,000	-
Senior convertible notes	Interest only	9.00%	December 2018	6,000,000	6,000,000
Senior non-convertible notes	Interest only	9.00%	December 2015	4,000,000	4,000,000
Senior non-convertible notes	Interest only	9.00%	January 2016	2,160,000	-
South Carolina Food Lions Note	Interest only	5.25%	January 2024	12,375,000	12,375,000
Bank Line of Credit	Interest only	4.50%	May 2015	-	2,000,000
Walnut Hill Plaza	$ 25,269	6.75%	July 2014	-	3,464,465
Starbucks/Verizon	$ 7,405	6.50%	July 2015	-	621,197
Total Loans Payable				$ 129,792,557	$ 94,562,503

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 8

Portfolio Summary
(as of September 30, 2014)

Property	Location	# of Tenants	Net Rentable Square Feet	Total SF Leased	% Leased	Annualized Base Rent	Annualized Base Rent Per Leased Square Foot
Amscot Building	Tampa, FL	1	2,500	2,500	100.00%	$ 100,738	$ 40.30
Bixby Commons	Bixby, OK	1	75,000	75,000	100.00%	768,500	10.25
Clover Plaza	Clover, SC	10	45,575	45,575	100.00%	349,030	7.66
Cypress Shopping Center	Boiling Springs, SC	13	80,435	73,785	91.73%	755,162	10.23
Forrest Gallery	Tullahoma, TN	26	214,451	197,198	91.95%	1,172,192	5.94
Freeway Junction	Stockbridge, GA	17	156,834	153,299	97.75%	1,006,554	6.57
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.00%	502,863	22.86
Harps at Harbor Point	Grove, OK	1	31,500	31,500	100.00%	364,432	11.57
Harrodsburg Marketplace	Harrodsburg, KY	8	60,048	58,248	97.00%	438,106	7.52
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.00%	142,884	18.32
Jenks Reasors	Jenks, OK	1	81,000	81,000	100.00%	912,000	11.26
LaGrange Marketplace	LaGrange, GA	13	76,594	71,494	93.34%	369,879	5.17
Lumber River Village	Lumberton, NC	12	66,781	66,781	100.00%	498,690	7.47
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.00%	243,241	67.19
Perimeter Square	Tulsa, OK	8	58,277	55,773	95.70%	676,509	12.13
Port Crossing	Harrisonburg, VA	8	65,365	60,190	92.08%	776,051	12.89
Riversedge North	Virginia Beach, VA	1	10,550	10,550	100.00%	294,056	27.87
Shoppes at TJ Maxx	Richmond, VA	17	93,552	92,294	98.66%	1,070,773	11.60
South Square	Lancaster, SC	5	44,350	39,850	89.85%	316,650	7.95
Starbucks/Verizon	Virginia Beach, VA	2	5,600	5,600	100.00%	185,695	33.16
St. George Plaza	St. George, SC	6	59,279	50,829	85.75%	353,783	6.96
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.00%	354,270	8.30
Tampa Festival	Tampa, FL	22	137,987	137,987	100.00%	1,218,896	8.83
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.00%	475,878	20.42
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.00%	449,194	9.42
Walnut Hill Plaza	Petersburg, VA	11	89,907	74,345	82.69%	586,515	7.89
Waterway Plaza	Little River, SC	9	49,750	48,550	97.59%	429,863	8.85
Westland Square	West Columbia, SC	7	62,735	53,755	85.69%	431,638	8.03
Winslow Plaza	Sicklerville, NJ	16	40,695	38,295	94.10%	559,830	14.62
Total Portfolio		**249**	**1,755,845**	**1,671,478**	**95.20%**	**$ 15,803,872**	**$ 9.46**

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 9

Top Ten Tenants by Annualized Base Rent

(as of September 30, 2014)

Total Tenants : 249

Tenants		Total Net Rentable Square Feet	% of Total Net Rentable Square Feet	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Base Rent Per Leased Square Foot
1.	Food Lion	191,280	10.89%	$ 1,459	9.20%	$ 7.63
2.	Bi-Lo	122,758	6.99%	1,030	6.50%	8.39
3.	Kroger	84,938	4.84%	534	3.37%	6.29
4.	Reasor's Foods	81,000	4.61%	912	5.75%	11.26
5.	Associated Wholesale Grocers	75,000	4.27%	769	4.85%	10.25
6.	Family Dollar	57,427	3.27%	359	2.26%	6.25
7.	All American Foods	46,700	2.66%	140	0.88%	3.00
8.	Winn Dixie	45,600	2.60%	239	1.51%	5.24
9.	Citi Trends	36,034	2.05%	246	1.55%	6.83
10.	Peebles	32,680	1.86%	173	1.09%	5.29
		773,417	44.04%	$ 5,861	36.95%	$ 7.58

Leasing Summary

(as of September 30, 2014)

Gross Leasable Area: 1,755,845 square feet
Total Square Footage Leased: 1,671,478 square feet
Occupancy Rate: 95.2%

Lease Expiration Schedule

Year	Number of Expiring Leases	Total Expiring Net Rentable Square Footage	% of Total Expiring Net Rentable Square Footage	Expiring Base Rent (in 000s)	% of Total Base Rent	Expiring Base Rent Per Leased Square Foot
Available	—	84,367	4.80%	$ —	—	$ —
2014	2	3,600	0.21%	43	0.27	11.94
2015	29	63,172	3.60%	770	4.87%	12.19
2016	41	251,723	14.34%	2,144	13.57%	8.52
2017	49	221,123	12.59%	2,164	13.69%	9.79
2018	49	483,200	27.52%	3,878	24.54%	8.03
2019	28	167,410	9.53%	1,711	10.83%	10.22
2020	21	69,520	3.96%	879	5.56%	12.64
2021	6	112,666	6.42%	831	5.26%	7.38
2022	3	13,650	0.78%	218	1.38%	15.97
2023	7	56,753	3.23%	621	3.93%	10.94
2024 and thereafter	14	228,661	13.02%	2,545	16.10%	11.13
		1,755,845	100.00%	$ 15,804	100.00%	$ 9.46

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 10

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 11 Definitions Funds from Operations (FFO): an alternative measure of a REITs operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (“GAAP”). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions. Core FFO: Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements and acquisition costs. Management uses Core FFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting Core FFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non- GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interest, and depreciation and amortization, from income from continuing operations. Net Operating Income (NOI): Wheeler believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data 12 apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.